UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2013

Cole Credit Property Trust III, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices) (Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Communications to Stockholders and their Financial Advisors

Beginning on March 6, 2013, Cole Credit Property Trust III, Inc. (the “Company”) intends to distribute separate communications to its stockholders and their financial advisors regarding an Agreement and Plan of Merger (the “Merger Agreement”) entered into by and among the Company, Cole Holdings Corporation (“Holdings”), CREInvestments, LLC, a direct, wholly owned subsidiary of the Company (“Merger Sub”) and Mr. Christopher H. Cole, the sole stockholder of Holdings, dated as of March 5, 2013. The Merger Agreement provides for the merger of Holdings with and into Merger Sub (the “Merger”), with the Merger Sub surviving and continuing its existence under the laws of the State of Maryland as a wholly owned subsidiary of the Company. The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K. A form of the communication to the stockholders and a form of the communication to their financial advisors are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Investor Presentations

The form of the presentation to be used with the Company’s stockholders, their financial advisors, and other parties interested in the proposed Merger is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Other

On March 6, 2013, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.4 and incorporated herein by reference, announcing that it had entered into the Merger Agreement.

This Item 7.01 and the attached Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 are provided under Item 7.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission (the “SEC”).

Item 8.01.	Other Events.

Distributions

On March 5, 2013, the Company’s board of directors authorized a daily distribution, based on 365 days in the calendar year (each a “Daily Distribution”), to stockholders of record as of the close of business on each day of the period commencing on April 1, 2013 and ending on June 30, 2013 (each, a “Record Date”), with each Daily Distribution payable (i) as of each Record Date prior to the closing date of the consummation of the Merger in the amount of $0.001781016 per share, which amount is equivalent to an annualized distribution of six and one-half percent (6.5%) per share, based on an assumed share price of $10.00 per share, and (ii) as of each Record Date on or after the closing date of the consummation of the Merger in the amount of $0.0019179 per share, which amount is equivalent to an annualized distribution of seven percent (7.0%) per share, based on an assumed share price of $10.00 per share. The payment date for each of the Daily Distributions of the period commencing on April 1, 2013 and ending on April 30, 2013 will be in May 2013. The payment date for each of the Daily Distributions of the period commencing on May 1, 2013 and ending May 31, 2013 will be in June 2013. The payment date for each of the Daily Distributions of the period commencing on June 1, 2013 and ending on June 30, 2013 will be in July 2013.

Additional Information and Where to Find It

This Current Report on Form 8-K and the exhibits attached hereto may be deemed to be solicitation material in respect of the charter amendments to be presented to the Company’s stockholders for consideration at the 2013 annual stockholders’ meeting. The Company expects to file a proxy statement with the SEC in connection with the 2013 annual stockholders’ meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement and other relevant documents filed with the SEC at the SEC’s website at www.sec.gov.

Copies of the documents filed by the Company with the SEC will be available free of charge by directing a written request to Cole Credit Property Trust III, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona, 85016, Attention: Investor Relations.

Participants in Solicitation

The Company and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of the Company. Information regarding the interests of the Company’s directors and executive officers in the proxy solicitation will be included in the Company’s definitive proxy statement.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates, include beliefs of and assumptions made by the Company’s management, and involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” “would,” “could” and “should” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company and Holdings, future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to earnings accretion, cash flow growth, assets under management growth, rent and occupancy growth, changes in sales or contribution volume of developed properties, future dividend levels, an anticipated NYSE listing, increased liquidity, capital raising capabilities, availability of capital and general conditions in the geographic areas where we operate — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) continued ability to source new investments, (v) increased or unanticipated competition for our properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust status, (viii) availability of financing and capital, (ix) changes in demand for developed properties, (x) risks associated with the ability to consummate the Merger and the timing of the closing of the Merger, and (xi) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time. The Company does not make any undertaking with respect to updating any forward-looking statements appearing in this Current Report on Form 8-K and the exhibits attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Communication to Stockholders.

99.2	Communication to Stockholders’ Financial Advisors.

99.3	Cole Credit Property Trust III, Inc. Investor Presentation.

99.4	Press Release issued by Cole Credit Property Trust III, Inc. on March 6, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE CREDIT PROPERTY TRUST III, INC.

Dated: March 6, 2013	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1	Communication to Stockholders.

99.2	Communication to Stockholders’ Financial Advisors.

99.3	Cole Credit Property Trust III, Inc. Investor Presentation.

99.4	Press Release issued by Cole Credit Property Trust III, Inc. on March 6, 2013.